                                                                    EXHIBIT 10.1

               SUPPLEMENT NO. 1 TO AMENDED AND RESTATED INDENTURE
                                       and
          AMENDMENT NO. 1 TO ANNEX A TO AMENDED AND RESTATED INDENTURE
                                      AND
                AMENDED AND RESTATED SALE AND SERVICING AGREEMENT

     This SUPPLEMENT NO. 1 TO AMENDED AND RESTATED INDENTURE and AMENDMENT NO. 1 TO ANNEX A TO AMENDED AND RESTATED INDENTURE AND AMENDED AND RESTATED SALE AND SERVICING AGREEMENT, dated as of July ___, 2002 (this "Supplement"), is entered into among AMERICREDIT MASTER TRUST (the "Issuer"), AMERICREDIT FUNDING CORP. VII ("AFC"), AMERICREDIT FINANCIAL SERVICES, INC. ("AmeriCredit"), BANK ONE, N.A. (the "Bank One"), and DEUTSCHE BANK TRUST COMPANY AMERICAS, formerly known as Bankers Trust Company (the "Administrative Agent").


                                    RECITALS

     1. The Issuer, AFC, in its capacity as a Seller, AmeriCredit, in its capacity as a Seller and Servicer, and Bank One, in its capacity as a Backup Servicer and Trust Collateral Agent, are parties to that certain Amended and Restated Sale and Servicing Agreement dated as of February 22, 2002 (as amended, supplemented or otherwise modified from time to time, the "Sale and Servicing Agreement").

     2. The Issuer, Bank One, in its capacity as Trustee, Backup Servicer and Trust Collateral Agent, and the Administrative Agent are parties to that certain Amended and Restated Indenture dated as of February 22, 2002 (as amended, supplemented or otherwise modified from time to time, the "Indenture").

     3. Annex A to the Sale and Servicing Agreement and the Indenture (as amended, supplemented or otherwise modified from time to time, "Annex A") defines certain capitalized terms that are used in the Sale and Servicing Agreement and the Indenture.

     4. The parties hereto desire to amend and supplement the Indenture and Annex A as hereinafter set forth.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in Annex A shall have the same meanings herein as therein.

     2. Amendment to Indenture. The Indenture is hereby amended and supplemented as follows:

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          2.1 Clause (xii) of the definition of Event of Default in Section 5.1 of the Indenture is amended by deleting the following in its entirety:

          "(xii) Either (i) the long-term senior unsecured debt of AmeriCredit Corp. is rated by either S&P or Moody's below B or Ba3, respectively, or
     (ii) the long-term senior unsecured debt of AmeriCredit Corp. is not rated by both S&P and Moody's;"

     and substituting, in lieu thereof, the following:

          "(xii) [Intentionally Omitted];"

          2.2 The definition of Event of Default in Section 5.1 of the Indenture is amended by deleting the following clauses (xix) through (xxi) in their entirety:

          "(xix) The Tangible Net Worth of AmeriCredit Corp. shall be less than the sum of (a) $800,000,000 and (b) 75% of the cumulative positive net income (without deduction for negative net income) of AmeriCredit Corp. for each fiscal quarter since September 30, 2001, as reported in each annual report on Form 10-K and periodic report on Form 10-Q filed by AmeriCredit Corp. with the Securities and Exchange Commission;

          (xx) On any Determination Date, the Cumulative Net Loss Ratio for any Receivables Pool with a pool factor greater than 25% exceeds the amount set forth opposite the number of months since such Receivables Pool was securitized on Schedule 3 hereto; or

          (xxi) AFC shall cease to be a direct or indirect wholly-owned subsidiary of AmeriCredit; or AmeriCredit shall cease to be a direct or indirect wholly-owned subsidiary of AmeriCredit Corp.; or AFC and AmeriCredit shall at any time own less than 100% of the Certificates issued pursuant to the Trust Agreement."

     and substituting, in lieu thereof, the following:

          "(xix) The Tangible Net Worth of AmeriCredit Corp. shall be less than the sum of (a) $1,000,000,000 and (b) 75% of the cumulative positive net income (without deduction for negative net income) of AmeriCredit Corp. for each fiscal quarter having been completed since March 31, 2002, as reported in each annual report on Form 10-K and periodic report on Form 10-Q filed by AmeriCredit Corp. with the Securities and Exchange Commission;

          (xx) On any Determination Date, the Cumulative Net Loss Ratio for any Receivables Pool with a pool factor greater than 25% exceeds the amount set forth opposite the number of months since such Receivables Pool was securitized on Schedule 3 hereto;

          (xxi) AFC shall cease to be a direct or indirect wholly-owned subsidiary of AmeriCredit; or AmeriCredit shall cease to be a direct or indirect wholly-owned

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

     subsidiary of AmeriCredit Corp.; or AFC and AmeriCredit shall at any time own less than 100% of the Certificates issued pursuant to the Trust Agreement;

          (xxii) the ratio, expressed as a percentage, of the Adjusted Equity of AmeriCredit Corp. to the Managed Assets of AmeriCredit Corp shall be less than 6.5% as of any fiscal quarter end; or

          (xxiii) the average ratio of Adjusted EBITDA of AmeriCredit Corp. for the two most recently ended fiscal quarters of AmeriCredit Corp. to the Interest Expense of AmeriCredit Corp. for such two quarters shall be less than 1.2 to 1."

          2.3 A new Section 12.19 is hereby added at the end of Article XII of the Indenture as follows:

          12.19 Class D and Class E Note Proceeds. Notwithstanding any provision of this Indenture, including Section 3.13 hereof, to the contrary, the Issuer may apply the proceeds of the issuance of any Class D Notes or Class E Notes to repay the outstanding principal amount of, and accrued interest on, outstanding Class D Notes and/or Class E Notes.

     3. Amendment to Annex A. Annex A is hereby amended and supplemented as follows:

          3.1 The following definitions are added in the appropriate alphabetical order:

          "Adjusted EBITDA" means, with respect to AmeriCredit Corp. for any period, earnings before interest, taxes, depreciation, and amortization, plus cash distributions from the trusts created in connection with securitizations sponsored by AmeriCredit minus any non-cash gain on the sale of receivables during such period, as determined in accordance with GAAP.

          "Adjusted Equity" means, with respect to AmeriCredit, at any time and determined in accordance with GAAP, the net worth of AmeriCredit at such time less the sum of (i) the intangible assets of AmeriCredit at such time and (ii) interest-only receivables of AmeriCredit from securitization trusts offset by any related interest rate swap valuation, adjusted for taxes (based on the effective tax rate as presented in the most recent report on Form 10-K or periodic report on Form 10-Q, as applicable, filed by AmeriCredit Corp. with the Securities and Exchange Commission) at such time.

          "GAAP" means, at any particular time, U.S. generally accepted accounting principles as in effect at such time, consistently applied.

          "Interest Expense" means, with respect to AmeriCredit Corp. on a consolidated basis and for any period, AmeriCredit Corp.'s interest expense during such period for money borrowed (exclusive of any such interest expense on any "off-balance sheet" securitizations or "off-balance sheet" warehouse facilities), calculated in accordance with GAAP.

          "Managed Assets" means, as of any date, the aggregate outstanding balance of all receivables (whether or not thereafter sold or disposed of) that are serviced by the Servicer or any of its Affiliates as of such date, calculated in a manner consistent with the components of "managed receivables" in the most recent reports on Form 10-K or Form 10-Q filed by AmeriCredit Corp.

          3.2 Each of the following definitions is amended by deleting such definition in its entirety and substituting, in lieu thereof, the applicable definition set forth below:

          "Cumulative Net Losses" means, as of any date, for any Receivables Pool, the aggregate cumulative amount of Gross Charge-Offs of receivables in such Receivables Pool as of the end of the preceding Collection Period net of all Recoveries with respect to any such receivables as of the end of the preceding Collection Period.

          "Defaulted Receivable" means, with respect to any date, either, as the context may require, (a) a Receivable with respect to which (i) all or any portion in excess of 5% of a Scheduled Receivable Payment is more than 90 days past due, (ii) the Servicer has repossessed the related Financed Vehicle (and any applicable redemption period has expired),
          (iii) the Obligor has been identified in the records of the Servicer as being the subject of a current bankruptcy proceeding or (iv) such Receivable is in default and the Servicer has charged-off such Receivable in accordance with its standard policies or otherwise has determined in good faith that payments thereunder are not likely to be resumed or (b) with respect to the Servicing Portfolio or any portion thereof, a receivable with respect to which (i) all or any portion in excess of 5% of a scheduled payment is more than 90 days past due,
          (ii) the Servicer has repossessed the related Financed Vehicle (and any applicable redemption period has expired), (iii) the Obligor has been identified in the records of the Servicer as being the subject of a current bankruptcy proceeding or (iv) such receivable is in default and the Servicer has charged-off such receivable in accordance with its standard policies or otherwise has determined in good faith that payments thereunder are not likely to be resumed.

          "Financed Vehicle" means, in respect of a Receivable or a receivable in the Servicing Portfolio, an automobile or light-duty truck, van or minivan, together with all accessions thereto, securing an Obligor's indebtedness under the respective Receivable or receivable.

          "Gross Charge-Offs" means, with respect to any Collection Period, with respect to the receivables in any Receivables Pool or the Servicing Portfolio, the aggregate principal balances of all such receivables
          (i) as to which 5% or more of a scheduled receivable payment shall have become 120 or more days delinquent (excluding receivables for which the Financed Vehicle has been repossessed and receivables for which the Obligor is bankrupt), or (ii) that the Servicer has


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          charged-off (or in respect of which the Servicer has otherwise determined in good faith that payments relating thereto are not likely to be resumed).

          "Level III Trigger Event" means, on any Distribution Date, that the average of the Receivables Pool Servicer Delinquency Ratios as of the last day of the preceding Collection Period, as of the last day of the second preceding Collection Period and as of the last day of the third preceding Collection Period for any Receivables Pool exceeds the amount set forth opposite the number of months since such Receivables Pool was securitized on Schedule 5 to the Indenture.

          "Loss Ratio" means, as of any date, the ratio (expressed as a percentage) computed by dividing "A" by "B" and multiplying the result by "C", where "A" equals the aggregate amount of Gross Charge-Offs of Contracts in the Servicing Portfolio during the six Collection Periods immediately preceding such date net of all recoveries with respect to any such Contracts (including post-disposition amounts received on previously charged-off Contracts) divided by the average aggregate principal balance of all Contracts in the Servicing Portfolio during such six Collection Periods, where "B" equals the actual number of days in such six Collection Periods and where "C" equals the actual number of days in the fiscal year of the Servicer in which the most recent Collection Period ended.

          "Monthly Extension Rate" means, with respect to any Determination Date, the fraction, expressed as a percentage, the numerator of which is the aggregate principal balance of all receivables in the Servicing Portfolio whose payments were extended during the related Collection Period and the denominator of which is the aggregate principal balance of all receivables in the Servicing Portfolio as of the close of business on the last day of the Collection Period immediately preceding such related Collection Period.

          "Obligor" on a Receivable or a receivable in the Servicing Portfolio means the purchaser or co-purchasers of the Financed Vehicle and any other Person who owes payments under such Receivable or receivable.

          "Receivables Pool" means, with respect to any date of determination, each receivables pool supporting an asset-backed securitization sponsored by AmeriCredit on and after the date two years prior to such date of determination (excluding any receivables held as part of any warehouse arrangement).

          "Receivables Pool Servicer Delinquency Ratio" means, as of the last day of a Collection Period, for any Receivables Pool, the ratio, expressed as a percentage, computed by dividing (i) the aggregate principal balance on such date of each receivable in such Receivables Pool with respect to which more than 5% of a scheduled payment is more than 60 days past due (excluding a receivable for which the financed vehicle has been repossessed and the proceeds thereof have not been realized by the Servicer) by (ii) the aggregate principal balance of all receivables in such Receivables Pool on the first day of such Collection Period.

          "Recoveries" means, with respect to any Defaulted Receivable, monies collected in respect thereof (other than Scheduled Receivable Payments or scheduled payments, as the context may require, collected from the related Obligor which cause such Receivable or receivable, as the context may require, to be no longer a Defaulted Receivable), from whatever source (including those received from Titled Third-Party Lenders), during any Collection Period, net of the sum of any reasonable expenses incurred by the Servicer in connection with the collection, repossession and disposition of the related Financed Vehicle and any amounts required by law to be remitted to the related Obligor; provided that Recoveries with respect to any Defaulted Receivable shall in no event be less than zero.

          "Servicer Delinquency Ratio" means, as of the last day of a Collection Period, the ratio, expressed as a percentage, computed by dividing (i) the aggregate principal balance on such date of each receivable in the Servicing Portfolio with respect to which more than 5% of a scheduled payment is more than 60 days past due (including a receivable for which the financed vehicle has been repossessed and the proceeds thereof have not been realized by the Servicer) by (ii) the aggregate principal balance of all receivables in the Servicing Portfolio on the last day of such Collection Period.

     4. Effect of Supplement. Except as expressly amended and modified by this Supplement, all provisions of the Sale and Servicing Agreement, the Indenture and Annex A shall remain in full force and effect. After this Supplement becomes effective, all references in the Sale and Servicing Agreement, the Indenture or Annex A to "this Sale and Servicing Agreement", "this Indenture", "this Annex A", "hereof", "herein" or words of similar effect referring to the Sale and Servicing Agreement, the Indenture or Annex A shall be deemed to be references to the Sale and Servicing Agreement, the Indenture or Annex A, respectively, as amended by this Supplement. This Supplement shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Sale and Servicing Agreement, the Indenture or Annex A other than as expressly set forth herein.

     5. Effectiveness. This Supplement shall become effective as of the date hereof upon receipt by the Trustee of counterparts of this Supplement (whether by facsimile or otherwise) executed by each of the other parties hereto and by Noteholders representing the Class A Majority, the Class B Majority and the Class C Majority, receipt by the Trustee of an opinion of counsel satisfying the requirements of Section 11.1 of the Sale and Servicing Agreement, and satisfaction of the Rating Agency Condition; provided that this Supplement shall cease to be effective if the annual report on Form 10-K filed by AmeriCredit Corp. with the Securities and Exchange Commission with respect to the fiscal year ended June 30, 2002 shows a material adverse change in the condition (financial or otherwise), business, operations, results of operations, or properties of AmeriCredit Corp. and its subsidiaries since March 31, 2002.

     6. Counterparts. This Supplement may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

     7. Governing Law. This Supplement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to any otherwise applicable principles of conflicts of law.

     8. Section Headings. The various headings of this Supplement are inserted for convenience only and shall not affect the meaning or interpretation of this Supplement, the Indenture or Annex A or any provision hereof or thereof.

     9. Representations and Warranties. Each of the Issuer, AFC and AmeriCredit, as applicable, represent and warrant that (i) all of their respective representations and warranties set forth in the Sale and Servicing Agreement and the Indenture are true and accurate in all material respects as though made on and as of the date hereof (except representations and warranties which relate to a specific date, which were true and correct as of such date) and (ii) no Servicer Termination Event or Event of Default under either the Sale and Servicing Agreement or the Indenture has occurred and is continuing.

                  [remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties have executed this Supplement as of the date first written above.

                                       AMERICREDIT MASTER TRUST, as Issuer

                                       By:    DEUTSCHE BANK TRUST COMPANY
                                       DELAWARE, not in its individual capacity
                                       but solely as Owner Trustee on behalf of
                                       the Trust

                                       By:
                                              ----------------------------------
                                       Name:
                                              ----------------------------------
                                       Title:
                                              ----------------------------------

                                       AMERICREDIT FUNDING CORP. VII, as Seller

                                       By:
                                              ----------------------------------
                                       Name:
                                              ----------------------------------
                                       Title:
                                              ----------------------------------

                                       AMERICREDIT FINANCIAL SERVICES, INC., as
                                       Seller and Servicer

                                       By:
                                              ----------------------------------
                                       Name:
                                              ----------------------------------
                                       Title:
                                              ----------------------------------

                                       BANK ONE, N.A., as Backup Servicer, Trust
                                       Collateral Agent, and Trustee

                                       By:
                                              ----------------------------------
                                       Name:
                                              ----------------------------------
                                       Title:
                                              ----------------------------------

                                       DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                       formerly known as Bankers Trust Company, as Administrative Agent

                                       By:
                                              ----------------------------------
                                       Name:
                                              ----------------------------------
                                       Title:
                                              ----------------------------------

                                       By:
                                              ----------------------------------
                                       Name:
                                              ----------------------------------
                                       Title:
                                              ----------------------------------

AGREED AND CONSENTED TO:

[NAME OF COMMITTED PURCHASER],
     as Class A-1 Committed Purchaser, Class A-2
     Committed Purchaser, Class B Committed
     Purchaser, Class C Committed Purchaser
     and Agent

By:
     ----------------------------------
     Name:
     Title:

By:
     ----------------------------------
     Name:
     Title:

[NAME OF CONDUIT PURCHASER],
     as Class A Owner, Class B Owner and Class C Owner

By:
     ----------------------------------
     Name:
     Title: